SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

Gross WAC Collateral Summary

March [19], 2004

[$736,520,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

CLASSES A1, A1A, A2, A2A, A3, A3A, M1, M2, M3, M4, M5, M6 & M7

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originator & Servicer

**Subject to Revision**

DISCLAIMER

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).

This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith.  It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above.  A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance.  Opinions and estimates may be changed without notice.  The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness.  This material does not purport to contain all of the information that an interested party may desire.  In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.  Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.

CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.  Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved.  The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer.  Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Statistical Collateral Summary

TOTAL FIXED RATE COLLATERAL

Current Rate	No of Loans	Total Balance	%
5.251 - 5.500	3	$939,400.00	0.49%
5.501 - 5.750	8	1,671,200.00	0.86
5.751 - 6.000	120	26,682,325.07	13.80
6.001 - 6.250	58	12,275,884.41	6.35
6.251 - 6.500	101	16,495,058.35	8.53
6.501 - 6.750	113	19,772,655.56	10.23
6.751 - 7.000	142	22,902,766.83	11.84
7.001 - 7.250	85	13,349,671.00	6.90
7.251 - 7.500	105	15,874,806.34	8.21
7.501 - 7.750	98	12,587,723.64	6.51
7.751 - 8.000	127	14,574,703.67	7.54
8.001 - 8.250	51	5,942,600.00	3.07
8.251 - 8.500	63	8,216,446.00	4.25
8.501 - 8.750	41	4,475,400.00	2.31
8.751 - 9.000	45	4,776,290.00	2.47
9.001 - 9.250	24	2,050,271.40	1.06
9.251 - 9.500	19	2,039,270.28	1.05
9.501 - 9.750	29	1,833,441.12	0.95
9.751 - 10.000	22	1,896,550.00	0.98
10.001 - 10.250	15	1,036,000.00	0.54
10.251 - 10.500	6	327,975.00	0.17
10.501 - 10.750	17	1,414,860.00	0.73
10.751 - 11.000	11	372,281.00	0.19
11.001 - 11.250	5	324,389.00	0.17
11.251 - 11.500	16	880,108.00	0.46
11.501 - 11.750	3	152,000.00	0.08
11.751 - 12.000	2	244,800.00	0.13
12.001 - 12.250	1	51,000.00	0.03
12.251 - 12.500	2	156,500.00	0.08
12.501 - 12.750	1	50,000.00	0.03
Total:	1,333	$193,366,376.67	100.00%

TOTAL ADJUSTABLE  RATE COLLATERAL

Current Rate	No of Loans	Total Balance	%
4.501 - 4.750	2	$331,000.00	0.06%
4.751 - 5.000	30	7,103,139.85	1.22
5.001 - 5.250	35	7,249,152.31	1.25
5.251 - 5.500	80	18,519,911.89	3.19
5.501 - 5.750	108	24,706,683.93	4.26
5.751 - 6.000	212	42,546,840.13	7.34
6.001 - 6.250	197	39,801,234.38	6.86
6.251 - 6.500	268	52,738,322.51	9.09
6.501 - 6.750	261	49,973,083.58	8.62
6.751 - 7.000	341	63,089,434.54	10.88
7.001 - 7.250	228	37,672,280.10	6.50
7.251 - 7.500	301	47,490,032.23	8.19
7.501 - 7.750	246	37,105,002.16	6.40
7.751 - 8.000	270	39,179,087.04	6.76
8.001 - 8.250	161	22,214,684.60	3.83
8.251 - 8.500	193	24,402,703.71	4.21
8.501 - 8.750	121	15,637,269.04	2.70
8.751 - 9.000	133	16,748,505.91	2.89
9.001 - 9.250	73	8,897,520.69	1.53
9.251 - 9.500	64	7,164,947.51	1.24
9.501 - 9.750	47	4,807,669.06	0.83
9.751 - 10.000	52	5,763,429.28	0.99
10.001 - 10.250	22	2,410,290.68	0.42
10.251 - 10.500	15	1,406,997.51	0.24
10.501 - 10.750	10	1,235,972.82	0.21
10.751 - 11.000	9	679,151.00	0.12
11.001 - 11.250	4	294,645.00	0.05
11.251 - 11.500	2	297,000.00	0.05
11.501 - 11.750	3	234,000.00	0.04
11.751 - 12.000	2	133,250.00	0.02
12.751 - 13.000	1	76,500.00	0.01
Total:	3,491	$579,909,741.46	100.00%

Total Collateral Summary Statistics:

Weighted Average Remaining Term:

353 Months

Weighted Average Seasoning:

3 Months

GROUP I FIXED RATE COLLATERAL

Current Rate	No of Loans	Total Balance	%
5.501 - 5.750	3	$632,000.00	0.77%
5.751 - 6.000	42	7,960,704.86	9.74
6.001 - 6.250	25	4,383,408.35	5.36
6.251 - 6.500	47	7,115,609.88	8.71
6.501 - 6.750	55	9,381,892.00	11.48
6.751 - 7.000	61	9,085,552.29	11.12
7.001 - 7.250	38	4,739,295.00	5.80
7.251 - 7.500	60	8,224,511.07	10.07
7.501 - 7.750	49	6,395,294.40	7.83
7.751 - 8.000	69	7,534,196.68	9.22
8.001 - 8.250	23	2,573,860.00	3.15
8.251 - 8.500	30	3,701,380.00	4.53
8.501 - 8.750	18	2,342,885.00	2.87
8.751 - 9.000	24	2,856,790.00	3.50
9.001 - 9.250	10	1,077,641.00	1.32
9.251 - 9.500	9	1,182,418.28	1.45
9.501 - 9.750	8	538,850.00	0.66
9.751 - 10.000	6	411,200.00	0.50
10.001 - 10.250	4	259,750.00	0.32
10.251 - 10.500	1	51,100.00	0.06
10.501 - 10.750	4	451,100.00	0.55
11.001 - 11.250	2	109,900.00	0.13
11.251 - 11.500	4	301,900.00	0.37
11.501 - 11.750	2	100,000.00	0.12
11.751 - 12.000	2	244,800.00	0.30
12.001 - 12.250	1	51,000.00	0.06
Total:	597	$81,707,038.81	100.00%

GROUP I ADJUSTABLE RATE COLLATERAL

Current Rate	No of Loans	Total Balance	%
4.501 - 4.750	1	$195,000.00	0.09%
4.751 - 5.000	11	1,989,993.30	0.90
5.001 - 5.250	11	1,646,278.05	0.74
5.251 - 5.500	31	5,814,416.02	2.62
5.501 - 5.750	45	9,072,015.87	4.09
5.751 - 6.000	89	15,962,850.69	7.20
6.001 - 6.250	79	14,212,264.06	6.41
6.251 - 6.500	126	21,347,335.97	9.62
6.501 - 6.750	105	17,883,870.10	8.06
6.751 - 7.000	150	25,620,998.82	11.55
7.001 - 7.250	83	12,997,042.03	5.86
7.251 - 7.500	141	20,642,816.48	9.31
7.501 - 7.750	101	13,136,602.70	5.92
7.751 - 8.000	118	15,471,767.97	6.97
8.001 - 8.250	68	8,936,506.40	4.03
8.251 - 8.500	93	11,007,737.93	4.96
8.501 - 8.750	55	6,606,555.46	2.98
8.751 - 9.000	60	7,273,306.44	3.28
9.001 - 9.250	29	3,129,700.00	1.41
9.251 - 9.500	36	3,520,985.74	1.59
9.501 - 9.750	21	2,005,282.63	0.90
9.751 - 10.000	16	2,040,025.00	0.92
10.001 - 10.250	6	413,350.00	0.19
10.251 - 10.500	6	537,490.00	0.24
10.501 - 10.750	2	228,450.00	0.10
10.751 - 11.000	1	66,000.00	0.03
11.001 - 11.250	1	71,500.00	0.03
Total:	1,485	$221,830,141.66	100.00%

Group I Summary Collateral Statistics

Weighted Average Remaining Term:

352 Months

Weighted Average Seasoning:

3 Months